UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2023
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JANONE INC.
(Exact Name of Registrant as Specified in Charter)
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Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 702-997-5968
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JAN	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant
On June 26, 2023, JanOne Inc’s. (the “Company”) Audit Committee (the “Committee”) approved the engagement of Hudgens CPA, PLLC (“Hudgens”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 30, 2023 and those interim periods remaining subsequent to the date of the filing of this Current Report on Form 8-K. The Committee opted to terminate the services of Frazier & Deeter LLC (“FD”) as the Company’s independent registered public accounting firm, a role that it served since February 7, 2023, and engage Hudgens, effective immediately.
During the Company’s fiscal year ended December 31, 2022 and for the subsequent interim period through the date of filing of this Current Report on Form 8-K, neither the Company, nor anyone on behalf of the Company, consulted with Hudgens regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
FD’s audit report on the Company’s consolidated financial statements as of December 31, 2022 contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope, or accounting principles other than its containing a “going concern” paragraph. During the Company’s fiscal year ended December 31, 2022 and for the subsequent interim period through June 30, 2023, the date of filing of a Current Report on Form 8-K, as amended hereby, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and FD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to FD’s satisfaction, would have caused FD to make reference thereto in FD’s reports and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, the Company identified material weaknesses in its internal control over financial reporting related to (w) insufficient information technology general controls and segregation of duties; (x) inadequate control design or lack of sufficient controls over significant accounting processes; (y) insufficient assessment of the impact of potentially significant transactions; and (z) insufficient processes and procedures related to proper recordkeeping of agreements and contracts.
The Company has provided FD with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that FD furnish a letter to the SEC stating whether or not it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of FD’s letter dated July 7, 2023 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Frazier & Deeter LLC, dated July 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JanOne Inc.

	By:	/s/ Tony Isaac
	Name:	Tony Isaac
	Title:	President and Chief Executive Officer

Dated: July 7, 2023